SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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CONSUMERS BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
GENERAL INFORMATION
ELECTION OF DIRECTORS
DIRECTORS AND EXECUTIVE OFFICERS
THE BOARD OF DIRECTORS AND ITS COMMITTEES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
DEFINED CONTRIBUTION PLAN
SALARY CONTINUATION PROGRAM
COMPENSATION COMMITTEE
EXECUTIVE & COMPENSATION COMMITTEES INTERLOCKS AND INSIDER PARTICIPATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN TRANSACTIONS AND RELATIONSHIPS AND LEGAL PROCEEDINGS
INDEPENDENT PUBLIC ACCOUNTANTS
AUDIT COMMITTEE REPORT
2005 SHAREHOLDER PROPOSALS
SHAREHOLDER COMMUNICATIONS
ANNUAL REPORT
OTHER BUSINESS
MISCELLANEOUS
EXHIBIT A
EXHIBIT B

CONSUMERS BANCORP, INC.
614 East Lincoln Way
P.O. Box 256
Minerva, Ohio 44657

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

October 20, 2004

To our Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders of Consumers Bancorp, Inc. will be held at the main office of Consumers National Bank, 614 East Lincoln Way, Minerva, Ohio 44657 on Wednesday, October 20, 2004, at 9:00 A.M., for the following purposes:

1.	To elect three directors to serve for three-year terms expiring in 2007;

2.	To elect one director to serve for a one-year term expiring in 2005; and

3.	For the transaction of any other business that may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on August 23, 2004 shall be entitled to notice of and to vote at the meeting and any adjournment thereof.

By Order of the Board of Directors

Laurie L. McClellan
Chairman

Minerva, Ohio
September 10, 2004

YOUR VOTE IS IMPORTANT. WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY BY GIVING A WRITTEN NOTICE OF REVOCATION AND VOTE IN PERSON.

CONSUMERS BANCORP, INC.
614 East Lincoln Way
P.O. Box 256
Minerva, Ohio 44657

PROXY STATEMENT

GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Consumers Bancorp, Inc. (the “Company” or “Consumers Bancorp”) for use at the Annual Meeting of Shareholders to be held at the main office of Consumers National Bank, 614 East Lincoln Way, Minerva, Ohio, on Wednesday, October 20, 2004, at 9:00 A.M.

     This Proxy Statement and the accompanying proxy are first being mailed to shareholders on or about September 10, 2004. It is contemplated that solicitation of proxies generally will be by mail. However, officers or employees of Consumers Bancorp or Consumers National Bank, a wholly owned subsidiary of Consumers Bancorp, may also solicit proxies by telephone or facsimile without additional compensation. The costs associated with the solicitation of proxies will be paid by Consumers Bancorp.

     Shareholders of record at the close of business on August 23, 2004 are entitled to notice of and to vote at the Annual Meeting. As of August 23, 2004, 2,146,281 Consumers Bancorp common shares, no par value, were issued and outstanding. Each shareholder will be entitled to one vote for each common share on all matters that come before the Annual Meeting.

     Proxies solicited by the Board of Directors will be voted in accordance with the instructions given, unless revoked. Where no instructions are provided, all properly executed proxies will be voted (1) for the election to the Board of Directors of all nominees for Class I directors named in this Proxy Statement; (2) for the election to the Board of Directors of the nominee for Class II director named in this Proxy Statement and (3) at the discretion of the holders of the proxies, on such other business that may properly come before the meeting or any adjournment thereof.

     The shareholders present in person or by proxy shall constitute a quorum. Abstentions and broker non-votes will be counted in establishing the quorum. A proxy may be revoked at any time before it is voted by written notice to Consumers Bancorp, by submission of a later dated proxy or by voting in person at the meeting. Any written notice revoking a proxy should be sent to Ms. Theresa Linder, Secretary, Consumers Bancorp, Inc., P.O. Box 256, Minerva, Ohio 44657.

ELECTION OF DIRECTORS

Election of Directors

     At present, the Board of Directors consists of ten members. The Board of Directors is divided into three classes, with four directors in Class I with terms expiring in 2004, two directors in Class II with terms expiring in 2005 and four directors in Class III with terms expiring in 2006. Generally, the directors in each class are elected for terms of three years so that at each Annual Meeting the term of office of one class of directors expires. Section Five of the Amended and Restated Articles of Incorporation provides that classes be divided as equally as possible.

     The terms of office of Class I directors John V. Hanna, James R. Kiko, Sr., John E. Tonti, and Walter J. Young will expire at the Annual Meeting upon the election of their successors. In order to divide the classes as equally as possible (1) Messrs. Hanna, Kiko and Tonti have been nominated by the Board of Directors to serve as Class I directors for three-year terms that will expire at the 2007 annual meeting upon the election of their successors, and (2) Mr. Young has been nominated by the Board of Directors to serve as a Class II director for a one year term that will expire at the 2005 annual meeting upon the election of his successor. Additional information concerning the nominees for director and the directors and executive officers of Consumers Bancorp is provided in the following pages.

     The common shares represented by the accompanying proxy will be voted for the election of the nominees to serve as directors, unless contrary instructions are indicated on the proxy card. The nominees for director receiving the greatest number of votes will be elected as directors. If the election of directors is by cumulative voting (see Page 17), the persons appointed by the accompanying proxy intend to cumulate the votes represented by the proxies they receive and distribute such votes in accordance with their best judgment.

     If one or more of the nominees should at the time of the annual meeting be unavailable or unable to serve as a director, the common shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board of Directors. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve.

The Board of Directors recommends that the shareholders vote for the election of the nominees as Class I directors and for the election of the nominee as Class II director.

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information as to each person who is a nominee or who currently serves as a director or executive officer of Consumers Bancorp or Consumers National Bank.

		Principal Occupations	Positions Held with
		And Employment During	Consumers Bancorp or	Served as Director	Term
Name	Age	Past Five Years	Consumers National Bank	or Officer Since	to Expire
Directors and Nominees for Election:

John V. Hanna	81	Retired, former service station	Director	1965	2004
		proprietor; Vice President of
		Consumers National Bank
		(1991 – 2002)

James R. Kiko, Sr.	60	Chairman of Kiko Auctioneers, Inc.,	Director	1997	2004
		Canton, Ohio, a real estate brokerage
		and auction service

John E. Tonti	63	Retired, former KeyBank,	Director(1)	2004	2004
		Canton-Mahoning Valley advisory
		board member (2001 – 2004);
		Executive Director Northern
		Columbiana County United Way
		(2003 – 2004); Certified Public
		Accountant, former Partner, Hill,
		Barth & King, Salem, Ohio
		(1963 – 2000)

Walter J. Young	81	Retired, former proprietor of a heavy	Director	1981	2004
		equipment rebuilding and sales
		business; Vice President of
		Consumers National Bank
		(1991 – 2002)

David W. Johnson	44	Corporate President of Summitville	Director	1997	2005
		Tile, Summitville, Ohio, a tile
		manufacturing and sales business

Laurie L. McClellan	51	Radiologic Technologist, Westwood	Director	1987	2005
		Urgent Care, Alliance, Ohio	Chairman
		(1994 – 2002) and IMS, Alliance,	Acting Treasurer(2)
		Ohio (2003 – 2004); Chairman and
		Acting Treasurer of Consumers
		Bancorp, Inc. and Consumers
		National Bank

John P. Furey	52	Corporate President of Furey’s	Director	1995	2006
		Wheel World, Inc., Malvern, Ohio,
		an automotive retail sales business

		Principal Occupations	Positions Held with
		And Employment During	Consumers Bancorp or	Served as Director	Term
Name	Age	Past Five Years	Consumers National Bank	or Officer Since	to Expire

Thomas M. Kishman	55	Owner of Kishman’s IGA, Minerva,	Director	1995	2006
		Ohio, a grocery retail sales
		business

Steven L. Muckley	49	Chief Executive Officer,	Director	2003	2006
		President and Acting Chief	Chief Executive Officer
		Financial Officer	President
		of Consumers National Bank and	Acting Chief Financial
		Consumers Bancorp, Inc.;	Officer (3)
		Certified Public Accountant,
		Partner 415 Group; f.k.a. Arner
		& Co., Canton, Ohio (1981 – 2003)

Homer R. Unkefer	89	Corporate President of Homer R.	Director	1965	2006
		Unkefer, Inc., Minerva, Ohio, a
		farm machinery retail sales
		business

Non-Director Executive Officers:

Vickie L. Ramsier	55	VP, Commercial Loan Officer &	VP, Commercial Loan	2004	N/A
		Regional Branch Administrator;	Officer & Regional
		Assistant Vice President of	Branch Administrator
		Lending and Branch Manager
		(1997 - 2004)

Phillip M. Suarez	54	Senior Vice President and Senior	Senior Vice President	2000	N/A
		Loan Officer of Consumers	and Senior Loan Officer
		National Bank; Senior Vice
		President, Lending Security
		Dollar Bank (1998 – 2000)

Jennifer J. Tessanne	46	Chief Operating Officer of	Chief Operating Officer	2004	N/A
		Consumers National Bank; IT
		Business Consultant (2002 – 2004);
		Co-owner, Douglas & Associates,
		Inc., North Canton, Ohio, an IT
		software and hardware consulting
		business (1989 – 2002)

(1) John E. Tonti was appointed as a director by the Board of Directors in January of 2004 to fill the vacancy created by the resignation of Mark S. Kelly.

(2) Laurie L. McClellan was appointed by the Board of Directors as Acting Treasurer of Consumers Bancorp, Inc. and Consumers National Bank effective June 9, 2004.

(3) Steven L. Muckley was appointed by the Board of Directors as Chief Executive Officer of Consumers Bancorp, Inc. and Consumers National Bank effective August 11, 2003. On December 1, 2003 Mr. Muckley was also appointed as President of Consumers Bancorp, Inc. and Consumers National Bank. Additionally, Mr. Muckley was named as acting Chief Financial Officer effective May 26, 2004

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors conducts its business through meetings of the Board and its committees. Consumers Bancorp held seven Board of Directors meetings in the fiscal year 2004. All directors attended at least 75% of the Consumers Bancorp Board meetings and meetings of committees on which they served. Currently, each member of the Board of Directors of Consumers Bancorp also serves as a member of the Board of Directors of Consumers National Bank. Consumers National Bank held 12 Board of Directors meetings in the fiscal year 2004.

     Although Consumers Bancorp does not have a formal policy with respect to Board member attendance at annual meetings of shareholders, each member of the Board is encouraged to attend. All Board members attended the annual meeting of shareholders for fiscal year 2003.

     Consumers Bancorp has an Asset/Liability Committee, Audit Committee, Compensation Committee, Corporate Governance Committee, Executive Committee, Loan Committee and Nominating Committee, each of which serves in dual capacity as a committee of Consumers Bancorp and Consumers National Bank. Consumers National Bank also has a Technology & Services Committee.

     The Asset/Liability Committee is comprised of Mr. Hanna, Mr. Johnson, Mr. Kishman, Mr. Muckley, Mr. Tonti and Mr. Unkefer, with Mr. Hanna serving as Chairman. The Asset/Liability Committee reviews investment strategy and portfolio. During the fiscal year 2004, the Asset/Liability Committee met five times.

     The Audit Committee is comprised of Mr. Furey, Mr. Kiko, Mr. Kishman and Mr. Tonti, with Mr. Kishman serving as Chairman. Mr. Young served as a member of the committee until August of 2004. The oversight functions of the Audit Committee are to review all internal and external audit functions, evaluate and recommend appointment of Consumers Bancorp’s independent auditors, and review the adequacy of Consumers Bancorp’s system of internal audit control and processes. The Audit Committee adopted a revised charter on November 12, 2003, which is attached to this Proxy Statement as Exhibit A. The Board of Directors of Consumers Bancorp has determined that each member of the Audit Committee meets the independence standards of Rule 4200 (a) (15) of the National Association of Securities Dealers, Inc. and that Mr. Tonti satisfies the requirements of a “Financial Expert,” as defined in Rule 4350(d) of the National Association of Securities Dealers, Inc. The Report of the Audit Committee is on Pages 14-15 of this Proxy Statement. During fiscal year 2004, the Audit Committee met 14 times.

     The Compensation Committee reviews overall bank compensation policy and management compensation. This committee is comprised of Mr. Furey, Mr. Johnson and Ms. McClellan, with Mr. Furey serving as the Chairman. Mr. Young served as a member of the committee until August of 2004. The Report of the Compensation Committee is on Page 12 of this Proxy Statement. During the fiscal year 2004, the Compensation Committee met four times.

     The Corporate Governance Committee is comprised of Mr. Johnson, Mr. Kiko, Mr. Kishman and Mr. Tonti, with Mr. Johnson serving as Chairman. The committee is responsible for making independent recommendations to the Board of Directors as to best practices for Board governance and conducting the evaluation of Board performance. During the fiscal year 2004, the Corporate Governance Committee met three times.

     The Executive Committee reviews various executive and interim Board matters as outlined by its charter. This committee is comprised of Mr. Furey, Mr. Hanna, Ms. McClellan and Mr. Young, with Ms. McClellan serving as the Chairman. During the fiscal year 2004, the Executive Committee met 14 times.

     The Loan Committee is comprised of Mr. Furey, Mr. Hanna, Mr. Kiko, Ms. McClellan, Mr. Muckley and Mr. Young, with Mr. Kiko serving as Chairman. The Loan Committee reviews loan requests and is responsible for approving any exceptions and loans that exceed an individual loan officer’s authority. During the fiscal year 2004, the Loan Committee met 45 times.

     The Nominating Committee is comprised of Mr. Johnson, Mr. Kiko, Mr. Kishman and Ms. McClellan, with Mr. Johnson serving as Chairman. The Board of Directors of Consumers Bancorp has determined that Mr. Johnson, Mr. Kiko and Mr. Kishman meet the independence standards of Rule 4200 (a) (15) of the National Association of Securities Dealers, Inc. In addition, the Board of Directors has determined that it is in the best interests of Consumers Bancorp, Inc. that Ms. McClellan, who owns or controls more than 20% of the Company’s voting securities, serves on the Nominating Committee. During the fiscal year 2004, the Nominating Committee met once. Under the terms of the Nominating Committee Charter, which is attached to this Proxy Statement as Exhibit B, the Nominating Committee is responsible for developing and implementing a process and guidelines for the selection of individuals for nomination to the Board of Directors and considering incumbent directors for nomination for re-election. The Nominating Committee considers shareholder nominations for directors in accordance with the procedures contained in Consumers Bancorp’s Code of Regulations. The Nominating Committee is responsible for the selection of the final slate of nominees for election to the Board of Directors. Those nominees recommended by the Committee are then submitted to the Board of Directors for approval.

     The Technology & Services Committee is comprised of various management and support personnel with the following directors as members: Mr. Furey, Mr. Hanna, Mr. Kishman and Mr. Muckley, with Mr. Furey serving as Chairman. The function of the committee is to review products, technical developments and equipment purchases. During the fiscal year 2004, the Technology & Services Committee met 12 times.

Compensation of Directors

     Directors, excluding directors that are employees of Consumers National Bank, are compensated for each meeting of the Consumers National Bank Board of Directors and each committee meeting that they attend. Compensation for attendance at a Consumers National Bank Board of Directors meeting is $800 per meeting. Committee meeting attendance fees are $100 for the Asset/Liability, Compensation, Corporate Governance, Nominating and Technology & Services Committees, and $200 for the Executive Committee. As of January 2004, committee attendance fees for Audit were increased to $200 per meeting. Fees for the Committee Chairmen of the Compensation and the Corporate Governance Committees are $200 per meeting, and fees for the Audit Chairman are $300 per meeting. Loan Committee members received a $300 monthly retainer fee effective June 2003 through December 2003. As of January 2004, the $300 monthly retainer was eliminated and a fee of $100 per meeting was approved for Loan Committee members. Directors were paid a total of $111,200 for all Board and committee meetings attended during the fiscal year ended June 30, 2004. In June of 2004, the Board of Directors approved an annual retainer fee program that became effective July 1, 2004 for the fiscal year ending June 30, 2005. Under the program, directors that are not employees of Consumers National Bank are eligible to receive an annual retainer fee equal to $2,000, plus $100 for each year of service on the Board. This program replaces a similar director bonus program that was terminated in 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

     Generally, under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of securities, such as common shares, if such person has or shares voting power or investment power in respect of such securities. In addition, a person is deemed to be the beneficial owner of a security if he or she has the right to acquire such voting or investment power over the security within sixty days, for example, through the exercise of a stock option. Information is provided below about each person known to Consumers Bancorp to be the beneficial owner of more than 5% of its outstanding common shares as of June 30, 2004.

	Amount and Nature
Name and Address of	of Beneficial Ownership	Percent of
Beneficial Owner	as of June 30, 2004*	Common Shares
Laurie L. McClellan	435,020	20.27%
28 Tepee Drive
Minerva, Ohio 44657

John V. Hanna	140,990	6.57%
208 Lindimore Street
Minerva, Ohio 44657

*This column includes shares owned by or jointly with family members or trusts, including 403,339 of Ms. McClellan’s shares and 34,858 of Mr. Hanna’s shares.

Security Ownership of Management

     The following table shows the beneficial ownership of Consumers Bancorp common shares as of June 30, 2004 for each nominee, director and executive officer of Consumers Bancorp and for all nominees, directors and executive officers as a group.

		Percent
	Amount and	of
	Nature of	Common
	Beneficial	Shares
Name and Address of Beneficial Owner	Ownership*	(if 1% or Greater)
John P. Furey	47,314	2.20%
8050 Avalon Rd. NW, Malvern, Ohio 44644

John V. Hanna	140,990	6.57%
208 Lindimore, Minerva, Ohio 44657

David W. Johnson	15,052
570 Highland Ave., Salem, Ohio 44460

James R. Kiko, Sr.	6,088
811 Fox Ave. SE, Paris, Ohio 44669

Thomas M. Kishman	11,501
525 W. Lincoln Way, Minerva, Ohio 44657

Laurie L. McClellan	435,020	20.27%
28 Tepee Dr., Minerva, Ohio 44657

Steven L. Muckley	9,000
2501 Ironstone NE, Canton, OH 44705

John E. Tonti	1,000
2120 Foxden Dr., Salem, Ohio 44460

Homer R. Unkefer	33,252	1.55%
P.O. Box 87, Minerva, Ohio 44657

Walter J. Young	70,000	3.26%
120 Manito Trail, Malvern, Ohio 44644

Vickie L. Ramsier	291
12433 Lincoln St. SE, Paris, OH 44669

Phillip Suarez	1,200
1472 Manor Drive, Salem, OH 44460

Jennifer J. Tessanne	0
1447 Harbor Dr., Canton, OH 44708

All directors, nominees and executive officers as a group (13 persons)	770,708	35.91%

*This column includes shares owned by or with family members or trusts, including 31,318 of Mr. Furey’s shares; 34,858 of Mr. Hanna’s shares; 3,250 of Mr. Kiko’s shares; 5,501 of Mr. Kishman’s shares; 403,339 of Ms. McClellan’s shares; 16,626 of Mr. Unkefer’s shares; 65,248 of Mr. Young’s shares and 1,200 of Mr. Suarez’s shares.

EXECUTIVE COMPENSATION

     The following table shows the cash compensation and certain other compensation paid or accrued by Consumers Bancorp or Consumers National Bank for the fiscal years ended June 30, 2004, 2003 and 2002 to Steven L. Muckley, Chief Executive Officer and President of Consumers Bancorp and Consumers National Bank and Mark S. Kelly, Chief Executive Officer of Consumers Bancorp and Consumers National Bank until August 11, 2003 and President of Consumers Bancorp and Consumers National Bank through November 26, 2003. No other executive officer of Consumers Bancorp or Consumers National Bank received compensation for services to Consumers Bancorp or Consumers National Bank during the last fiscal year in excess of $100,000.

Summary Compensation Table

				Long-term Compensation
				Awards		Payouts
					Securities
			Other	Restricted	Underlying	LTIP	Other
Name and Principal			Annual	Stock	Options	Payouts	Compensation
Position	Year	Salary/($)	Comp.($)	Awards	SARs($)	($)	($)
Steven L. Muckley*	2004	160,962	25,000	—	—	—	8,546	(1)
Chief Executive Officer and	2003						6,800	(2)
President

Mark S. Kelly**	2004	68,339	0	—	—	—	474,444	(3)
Chief Executive Officer until	2003	163,429	250	—	—	—	23,906	(4)
8/11/03 and President through 11/26/03	2002	175,124	29,250	—	—	—	22,533	(5)

(1)	Represents $2,000 earned in connection with Mr. Muckley’s service as an outside director prior to the time he became Chief Executive Officer, $1,354 as a car allowance, and $5,192 in other compensation.

(2)	Represents amounts earned in connection with Mr. Muckley’s service as an outside director.

(3)	Represents $2,812 contributed to the Consumers National Bank 401(k) Savings and Retirement Plan and Trust on behalf of Mr. Kelly, $431 as a car allowance, $2,873 in other compensation, $169,000 in separation pay (payable in equal non-interest bearing monthly installments through November 2004), and $299,328 in termination benefits under the Salary Continuation Program (payable in equal non-interest bearing monthly installments through January 2006), of which approximately $280,000 had previously been accrued and expensed in prior years.

(4)	Represents $6,581 contributed to the Consumers National Bank 401(k) Savings and Retirement Plan & Trust on behalf of Mr. Kelly, $15,000 earned in connection with service as director, $286 as a car allowance, and $2,039 in other compensation.

(5)	Represents $6,628 contributed to the Consumers National Bank 401(k) Savings and Retirement Plan & Trust on behalf of Mr. Kelly, $14,100 earned in connection with service as a director, $461 as a car allowance, and $1,344 in other compensation.

*	Steven L. Muckley became Chief Executive Officer on August 11, 2003. On November 26, 2003, Mr. Muckley was also named as acting President, and on December 1, 2003, was appointed as President.

**	Mark S. Kelly served as Chief Executive Officer until August 11, 2003 and as President through November 26, 2003.

DEFINED CONTRIBUTION PLAN

     Under the Consumers National Bank 401(k) Savings and Retirement Plan & Trust (the “401(k) Plan”) as in effect during the fiscal year ended June 30, 2004, the Consumers National Bank’s Board of Directors has the discretion and authority to determine the amount to be contributed to the 401(k) Plan. The 401(k) Plan is administered by Consumers National Bank. Each participant in the 401(k) Plan has credited to their account a maximum of 4.0% of their annual salary, provided they have voluntarily contributed a like amount. The 401(k) Plan states that each participant shall be fully vested in the 401(k) Plan immediately upon contribution. Benefits under the 401(k) Plan cannot be estimated for the participants because the benefits are based upon future earnings of Consumers National Bank and future compensation of the participants. Part of the funds in the 401(k) Plan are vested in the participants in accordance with the 401(k) Plan. An eligible participant is one who has completed one year of service, works 1,000 hours per year, and has attained the age of 21. At the time of retirement, death, disability or other termination of employment, a participant is eligible to receive a distribution of all vested amounts credited to their account in either a single lump sum payment or a series of substantially equal installment payments over a period not longer than the joint life expectancy of the participant and beneficiary. The aggregate total of participant contributions and matching contributions into the 401(k) Plan of Consumers National Bank on behalf of Mark S. Kelly for the fiscal year 2004 was $5,624. The trustees of the 401(k) Plan are Steven L. Muckley and Laurie L. McClellan.

SALARY CONTINUATION PROGRAM

     In September 1995, the Board of Directors of Consumers National Bank adopted a salary continuation program (the “Plan”) to encourage Consumers National Bank executives to remain employees of Consumers National Bank. Pursuant to the Plan, salary continuation agreements (the “Agreements”) were thereafter entered into between Consumers National Bank and certain executives. The Agreements provided such executives with 180 months of lifetime (and, in the event of the executive’s death, surviving spouse) salary continuation payments equal to a percentage of an executive’s final pay (consisting of base salary reduced for other benefit programs of Consumers National Bank in which the executive participates) commencing upon the first day of the month following the executive’s termination of employment (other than termination for cause or suicide within two years of the date of the Agreement or any material misstatement of fact by the executive on any application for life insurance purchased by Consumers National Bank). Pursuant to the Agreements, the amount of base pay was limited to the lesser of the preceding year’s annual base salary prior to termination of employment or the annual base salary at the inception of the Agreement with the executive plus 3.5% annual inflation. Vesting under the Agreements commenced at age 50 and was prorated until age 65. In 2001, several of the Agreements were amended and restated to reflect changes in the Plan approved by the Board of Directors (the “Amended Agreements”). In consideration of executives entering into noncompetition, nonsolicitation and confidentiality agreements with Consumers National Bank, Consumers National Bank entered into the Amended Agreements with such executives. The Amended Agreements provide enhancements to the salary continuation benefits under the Agreements such as fully vested salary continuation benefits upon termination of employment following a change in control of Consumers National Bank; the use of a three year average of total W-2 compensation to determine final pay upon which salary continuation benefits are based; the elimination of reductions in final pay for other Consumers National Bank benefit programs; and the crediting of interest at an annual rate of 7.5 percent, compounded monthly, on the unpaid balance of the 180 equal monthly salary continuation payments for early termination benefits prior to age 65 for reasons other than death, disability, or change of control. For the year ended June 30, 2004, approximately $(17,000) has been credited back to expense in connection with the Plan due to a realignment of senior management personnel during the year. Mr. Muckley is eligible to participate in the Plan as of August 11, 2004.

COMPENSATION COMMITTEE

Report on Compensation

     The Compensation Committee is comprised of two non-employee directors and the Chairman of the Board. The Committee members are Mr. Furey, Mr. Johnson and Ms. McClellan, with Mr. Furey serving as Chairman. The Board of Directors has delegated to the committee responsibility for the oversight and administration of compensation of the Company.

Compensation Policies

     A new incentive compensation program recommended by the Committee and approved by the Board of Directors, effective July 1, 2004, contemplates first providing a reasonable return on investment to shareholders and then providing a profit-sharing arrangement with employees thereafter.

     The company’s compensation program includes the following core components: base salary, quarterly cash incentive, and long-term compensation. The Committee manages all three components on an integrated basis to achieve the following objectives: to attract and retain highly qualified management and to provide short-term incentive compensation that varies directly with the Company’s financial performance.

Base Salary

     Base salaries for executive management are established annually. The Committee also considers the recommendations of the Chief Executive Officer as to the parameters for annual salary adjustments for all employees, to assure that salaries are competitively established. Salary ranges are determined for each executive position, based upon peer group survey data comprised of reasonably comparable community banks.

Quarterly Incentive Compensation

     Incentive compensation awards play a key role in implementing the Company’s strategy of attracting and retaining qualified executive officers by rewarding quality performance. The Company’s quarterly cash incentive compensation is based on the Company’s short-term performance as measured by earnings.

Long-term Compensation

     Long-term compensation includes the Company’s contributions under the 401(k) Plan and Salary Continuation Program.

Chief Executive Officer’s Compensation

     The Committee established Mr. Muckley’s base salary for 2004 at $180,000 after considering factors such as the Company’s financial performance as measured by earnings performance targets and the achievement of the Company’s strategic objectives. Using similar criteria, the Committee established Mr. Muckley’s cash bonus incentive for 2004 to be $25,000.

Respectfully Submitted,
The Compensation Committee

Mr. Furey, Chair
Mr. Johnson
Ms. McClellan

EXECUTIVE & COMPENSATION COMMITTEES INTERLOCKS AND INSIDER PARTICIPATION

     Ms. Laurie L. McClellan, the Company’s Chairman served on both the Executive & Compensation Committees during the fiscal year ended June 30, 2004. Ms. McClellan, in serving on the Executive & Compensation Committees, did not participate in discussions or decision-making relative to her own compensation. Mr. Hanna and Mr. Young were formerly officers of the Company from October 1991 to November 2002.

Performance Graph

Set forth below is a line graph comparing the yearly change in the cumulative total shareholder return on Consumers Bancorp’s Common Stock against the cumulative return of the Nasdaq Banks Index and the S&P Index for the period of five fiscal years commencing October 30, 1999 and ended June 30, 2004. Consumers Bancorp began trading on the Over The Counter Bulletin Board during October 1999 under the symbol CBKM.OB.

	1999	2000	2001	2002	2003	2004
CBKM.OB	$100	$123	$143	$177	$188	$193
Nasdaq Banks Index	100	83	117	134	136	162
S&P Index	100	107	90	73	72	84

Assumes that the value of the investment in Consumers Bancorp’s Common Stock, the Nasdaq Banks Index and the S&P Index were $100 on October 30, 1999 and that all dividends were reinvested.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3, 4 and 5 furnished to Consumers Bancorp during the fiscal year ended June 30, 2004, no director, officer, beneficial owner of more than ten percent of its outstanding common shares, or any other person subject to Section 16 of the Exchange Act, failed to file on a timely basis during the fiscal year ended June 30, 2004, with the exception of one Form 4 for Mr. Kelly (with respect to the disposition of common shares), and one Form 3 for Ms. Ramsier.

CERTAIN TRANSACTIONS AND RELATIONSHIPS AND LEGAL PROCEEDINGS

     Directors and executive officers of Consumers Bancorp and Consumers National Bank and their associates were customers of, or had transactions with, Consumers Bancorp or Consumers National Bank in the ordinary course of business during fiscal year ended June 30, 2004. Continued transactions with these persons may be expected to take place in the future. In the ordinary course of business, loans are made to officers and directors on substantially the same terms as those prevailing at the same time for comparable transactions with unrelated third parties. Such loans do not, and will not, involve more than the normal risk of collectability or present other unfavorable features.

     Mr. Kiko, a director, is a real estate auctioneer and, in the ordinary course of business, Consumers Bancorp and Consumers National Bank have retained the services of Mr. Kiko in the past to liquidate property and may continue to retain him in the future.

     The SEC rules require disclosure of any family relationship among directors and executive officers. Mr. Kiko, director, is first cousin to Jan Kishman, spouse of director, Mr. Kishman.

     Mr. Johnson is President of Summitville Tile, which filed for Chapter 11 bankruptcy protection in December of 2003. Summitville Tile filed a formal Plan of Reorganization on August 6, 2004 and expects to emerge from Chapter 11 later this year.

INDEPENDENT PUBLIC ACCOUNTANTS

     Based on recommendation of the Audit Committee, the Board of Directors has engaged the accounting firm of Crowe Chizek and Company LLC to serve as independent auditors for Consumers Bancorp for the fiscal year ended June 30, 2004. Crowe Chizek and Company LLC has served as independent auditors for Consumers Bancorp since 1999. One or more representatives of Crowe Chizek and Company LLC are expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

AUDIT COMMITTEE REPORT

     Consumers Bancorp’s Audit Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended June 30, 2004. In addition, the Audit Committee has discussed with Crowe Chizek and Company LLC, the independent auditing firm for Consumers Bancorp, the matters required by Statements on Auditing Standards No. 61, Communications with Audit Committees, as amended, and Rule 2-07, Communication with Audit Committees, of Regulation S-X.

     The Audit Committee has also received written disclosures from Crowe Chizek and Company LLC required by Independence Standards Board Standard No. 1, and have discussed with Crowe Chizek and Company LLC its independence from Consumers Bancorp.

     Based on the foregoing discussions and reviews, the Audit Committee has recommended to Consumers Bancorp’s Board of Directors that the audited financial statements be included in Consumers Bancorp’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004 for filing with the Securities and Exchange Commission.

Respectfully Submitted,
The Audit Committee

Mr. Kishman, Chair
Mr. Furey
Mr. Kiko
Mr. Tonti

Auditor’s Fees

     The Audit Committee has sole responsibility, in consultation with management, for approving the terms and fees for the engagement of the independent auditors for audits of Consumers Bancorp’s financial statements. In addition, the Audit Committee has sole responsibility for determining whether and under what circumstances Consumers Bancorp’s independent auditors may be engaged to perform audit-related services and must pre-approve any non-audit related service performed by the independent auditors

     For the fiscal year ended June 30, 2004, Crowe Chizek and Company LLC billed the Company $90,654. Fees for the fiscal year 2004, as well as fees for the preceding year (which totaled $105,963), were for the following services:

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Services
2004	$42,300	$8,700	$6,275	$33,379
2003	$34,600	$31,000	$4,500	$35,863

     The “Audit-Related Fees” for 2004 related principally to work performed by Crowe Chizek and Company LLC with respect to assistance with the internal audit function.

     The Audit Committee has reviewed all non-audit services described above and has concluded that the provision of these non-audit services is compatible with maintaining Crowe Chizek and Company LLC’s independence.

2005 SHAREHOLDER PROPOSALS

     Any shareholder who intends to present a proposal at the 2005 Annual Meeting of Shareholders and who wishes to have the proposal included in Consumers Bancorp’s proxy statement and form of proxy for that meeting must deliver the proposal to Consumers Bancorp at its executive offices, 614 East Lincoln Way, Minerva, OH 44657, not later than May 13, 2005.

     Shareholders desiring to nominate a candidate for election as a director at the 2005 Annual Meeting of Shareholders other than for inclusion in Consumers Bancorp’s proxy statement and form of proxy must deliver written notice to the Secretary of Consumers Bancorp, at its executive offices, 614 East Lincoln Way, Minerva, Ohio 44657, not later than September 5, 2005 or such nomination will be untimely. Consumers Bancorp reserves the right to exercise discretionary voting authority on the nomination if a shareholder has failed to submit the nomination by September 5, 2005.

     Any shareholder who intends to present a proposal, other than as set forth above, at the 2005 Annual Meeting of Shareholders other than for inclusion in Consumers Bancorp’s proxy statement and form of proxy must deliver the proposal to Consumers Bancorp at its executive offices, 614 East Lincoln Way, Minerva, OH 44657, not later than July 22, 2005 or such proposal will be untimely. Consumers Bancorp reserves the right to exercise discretionary voting authority on the proposal if a shareholder has failed to submit the proposal by July 22, 2005.

SHAREHOLDER COMMUNICATIONS

     Any shareholder may send communications to the Board of Directors through the Company’s Corporate Secretary, Consumers Bancorp, Inc., 614 East Lincoln Way, P.O. Box 256, Minerva, Ohio 44657. Communications sent by qualified shareholders for proper, non-commercial purposes will be transmitted to the Board of Directors, or the appropriate committee, as soon as practicable. Shareholders may also send communications to the presiding non-management director of the Board by sending correspondence to Lead Director, Consumers Bancorp, Inc., 614 East Lincoln Way, P.O. Box 256, Minerva, Ohio 44657.

ANNUAL REPORT

     A copy of Consumers Bancorp’s Annual Report to Shareholders for the fiscal year ended June 30, 2004 is being mailed to each shareholder with this Proxy Statement.

     Upon written request of any shareholder of record of Consumers Bancorp, Consumers Bancorp will provide, without charge, a copy of its Annual Report on Form 10-K, including the financial statements and schedules thereto, as filed with the Securities and Exchange Commission, for the fiscal year ended June 30, 2004. All requests must be in writing and directed to Ms. Theresa Linder, Secretary, Consumers Bancorp, P.O. Box 256, Minerva, Ohio 44657.

OTHER BUSINESS

     The Board of Directors is not aware of any business to be addressed at the meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the common shares represented by proxies will be voted with respect thereto in accordance with the judgment of the person or persons voting the proxies.

MISCELLANEOUS

     Under the General Corporation Law of Ohio, if a shareholder desires cumulative voting for election of the directors, then the shareholder must provide written notice to the President or the Secretary of Consumers Bancorp not less than 48 hours before the time fixed for holding the Annual Meeting. Upon announcement of this notice at the Annual Meeting, each shareholder will have cumulative voting rights. Cumulative voting means that each shareholder may cast as many votes in the election of directors as the number of directors to be elected multiplied by the number of shares held. The votes may be cast for one nominee or distributed among as many nominees as the shareholder desires.

     At this time it is not known whether there will be cumulative voting for the election of directors at the meeting. If the election of directors is by cumulative voting, the persons appointed by the accompanying proxy intend to cumulate the votes represented by the proxies they receive and distribute such votes in accordance with their best judgment.

By Order of the Board of Directors

Laurie L. McClellan
Chairman

Minerva, Ohio
September 10, 2004

EXHIBIT A

CONSUMERS BANCORP, INC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

I. PURPOSE

     The primary function of the Audit Committee of Consumers Bancorp, Inc. (the “Corporation”) is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

•	Review and appraise the audit efforts of the Corporation’s independent accountants and internal auditing department.

•	Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter. In carrying out the general responsibilities set forth above and the specifically enumerated responsibilities described below, the Audit Committee may consult or retain, at the Corporation’s expense, its own outside legal, accounting or other advisors and shall have unrestricted access to the Corporation’s personnel and documents and will be given all resources the Committee determines are necessary to discharge its responsibilities.

II. COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, all of whom shall be independent directors in accordance with NASD rules and regulations, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. The Audit Committee members may receive no compensation from the Corporation other than director’s fees. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, including the ability to read and understand financial statements, and at least one independent member of the Audit Committee shall have accounting or related financial management expertise. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless an independent Chair is elected by the full Board, the members of the Audit Committee may designate an independent Chair by majority vote of the full Audit Committee membership.

III. MEETINGS

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation’s financial statements consistent with IV.4 below.

IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

     1. Review and reassess the adequacy of this Charter periodically (but at least annually) as conditions dictate and perform an evaluation of the Audit Committee’s performance.

     2. Review the Corporation’s annual financial statements and any reports or other financial information submitted to any governmental body or the public, including any certification, report, opinion or review rendered by the independent accountants.

     3. Review the regular internal reports to management prepared by the internal auditing department and management’s responses.

     4. Review with financial management and the independent accountants each Form 10-Q prior to its filing or prior to the release of earnings. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

Independent Accountants

     5. Approve and engage the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants’ independence.

     6. Review the performance of the independent accountants and discharge the independent accountants when circumstances warrant.

     7. Review and approve in advance all non-audit services the independent accountant may perform for the Corporation and disclose such approved non-auditor services as required by applicable law in periodic reports to shareholders.

     8. Periodically consult with the independent accountants and approve any proposed changes in internal controls and review the accuracy of the Corporation’s financial statements.

Financial Reporting Processes

     9. In consultation with the independent accountants and the internal auditors, review the integrity of the Corporation’s financial reporting processes, both internal and external.

     10. Consider the independent accountants’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

     11. Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal accounting department.

Process Improvement

     12. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments.

     13. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing departments any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     14. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

     15. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

     16. Establish and maintain free and open means of communication between employees and the Audit Committee for the processing of complaints received by the Corporation regarding questionable accounting or auditing matters, including suspicions of fraudulent activity. The Audit Committee shall assure that such complaints are treated confidentially and anonymously.

Ethical and Legal Compliance

     17. Prepare the Audit Committee Report required by the rules of the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement.

     18. Establish, review and update periodically a Code of Ethics (the “Ethical Code”) and ensure that management has established a system to enforce the Ethical Code.

     19. Review management’s monitoring of the Corporation’s compliance with the Corporation’s Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation’s financial statements, reports and other financial information submitted to any governmental bodies or the public satisfy legal requirements.

     20. Review activities, organizational structure, and qualifications of the internal audit department.

     21. Review, with the Corporation’s counsel, legal compliance matters including corporate securities trading policies.

     22. Review, with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

     23. Perform any other activities consistent with this Charter, the Amended and Restated Articles of Incorporation, Code of Regulations, the Ethical Code or governing law, as the Audit Committee or the Board deems necessary or appropriate.

Adopted November 12, 2003

EXHIBIT B

CONSUMERS BANCORP, INC.

CONSUMERS NATIONAL BANK

Charter

Nominating Committee

Status

     The Board of Directors of Consumers Bancorp, Inc, shall appoint the Nominating Committee.

Membership

     The Committee’s membership is determined by the Board of Directors and shall consist of three or more directors. The Nominating Committee shall meet the criteria for independence established by the rules of NASDAQ. Membership should include the Chairman of the Board of Directors and the Chairman of the Corporate Governance Committee. Annually, the Committee shall elect a Chairman from the current members.

Authority and Responsibilities

I.	The Nominating Committee shall be governed by the bank’s Board Addition/Replacement Policy.

II.	The Nominating Committee is responsible for reviewing resumes and recommending potential candidates for directorship at Consumers National Bank and Consumers Bancorp, Inc.

III.	The Nominating Committee, along with the CEO, is responsible for interviewing potential candidates, conducting all necessary backgrounds and qualifications of such candidates and making and recommendations to the Board of Directors.

IV.	The Nominating Committee shall perform an annual review and evaluation of the Committee’s performance, including a review of the Committee’s compliance with this charter. The Committee shall conduct such evaluation and review in such manner it deems appropriate and report the results of the evaluation to the entire Board of Directors.

Meetings

     The Committee shall meet as frequently as necessary, but no less often than annually. Meetings shall be called at the discretion of the Committee Chairman. Committee meetings may be held telephone or electronic media.

Reports

     The Nominating Committee shall prepare a report after each meeting and deliver a copy to the Board of Directors.

Adopted January 14, 2004

B - 1

CONSUMERS BANCORP, INC.
614 East Lincoln Way
P.O. Box 256
Minerva, Ohio 44657

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

October 20, 2004

     This Proxy is solicited on behalf of the Board of Directors.

     The undersigned shareholder of Consumers Bancorp, Inc., 614 East Lincoln Way, Minerva, Ohio, hereby appoints Theresa Linder and Cipriano Beredo, or either of them (each with full power to act alone), as attorneys and proxies for the undersigned, with full power of substitution, to vote all common shares of Consumers Bancorp, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, October 20, 2004 at 9:00 a.m., or at any and all adjournments thereof, with all the powers the undersigned would possess if personally present, such proxies being directed to vote as specified below:

     Unless otherwise indicated, the proxies will vote FOR the Proposal

Proposal One :	To elect the following nominees to the Board of Directors for three-year terms expiring in 2007:

John V. Hanna James R. Kiko, Sr. John E. Tonti

	☐	FOR the election of all nominees

	☐	FOR, EXCEPT WITHHOLD AUTHORITY to vote for the following nominees:

	☐	WITHHOLD AUTHORITY for all nominees

Proposal Two :	To elect Walter J. Young to the Board of Directors for a one year term expiring in 2005.

	☐	FOR the election of Walter J. Young

	☐	WITHHOLD AUTHORITY for Walter J. Young

Other Business:

     In their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or any and all adjournments thereof.

Date:         , 2004

Signature

Signature, if jointly held

Print your name(s) here

     Note: The signature(s) on this proxy should correspond with the name(s) in which your shares are registered. When shares are registered jointly in the names of two or more persons, all should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. A proxy given by a corporation should be signed in the corporate name by the Chairman of its Board of Directors, its President, Vice President, Secretary or Treasurer.

     Please mark, sign, date and return this proxy card promptly using the enclosed envelope.